Rule 497(e) File Nos. 333-15119

811-07893

LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

SUPPLEMENT DATED JULY 12, 2006

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus and Statement of Additional Information of Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (the “Portfolio”):

A team of portfolio managers employed by the manager is responsible for the day-to-day management of the Portfolio. The members of the team are Vincent Gao, Robert Feitler, Dmitry Khaykin and Margaret Blaydes. Following is a description of each team member’s role and business experience during the past five years.

Vincent Gao, CFA

Mr. Gao since November 2004, is the team leader, responsible for oversight and portfolio strategy. Mr. Gao is an Executive Vice President and Director of CAM North America, LLC. Mr. Gao acts as a sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering technology. He joined the manager in 1999.

Robert Feitler

Mr. Feitler since 1997, is the team member analyst responsible for the financial services sector with responsibility for buy and sell decisions in that sector. Mr. Feitler is a Vice President and Director of CAM North America, LLC. Mr. Feitler acts as the co-manager for large cap value strategies and is a team leader for small cap growth strategies of the manager. In addition, he is a sector manager for small cap growth and balanced strategies of the manager. Mr. Feitler joined the manager in 1995.

Dmitry Khaykin

Mr. Khaykin since June 2003, is the team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector. Mr. Khaykin is a Vice President of CAM North America, LLC. Mr. Khaykin acts as sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering communications and media. He joined the manager in June 2003. Prior to June 2003, Mr. Khaykin was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

Margaret Blaydes

Ms. Blaydes since March 2003, is the team member analyst responsible for the consumer sector with responsibility for buy and sell decisions in that sector. Ms. Blaydes is a Vice President of CAM North America, LLC. Ms. Blaydes acts as sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering tobacco, beverages, retail and consumer. She joined the manager in March 2003. Prior to March 2003, Ms. Blaydes was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

FD03433